UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 21, 2012

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

143 Varick Street, New York, NY	10013
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code    212-231-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 21, 2012, the Company held an annual meeting of stockholders, where two proposals were voted upon. The proposals are described in detail in the Company's proxy statement filed with the Securities and Exchange Commission on April 30, 2012. Of the 23,161,879 shares of common stock outstanding and entitled to vote at the special meeting, 10,271,280 shares (or 44%), constituting a quorum, were represented in person or by proxy at the special meeting.  The final vote on the proposals was recorded as follows:

Proposal 1. Election of Class I Directors.

The following directors were elected at the annual meeting according to the vote tabulation described below:

	“For”	“Against”	“Abstain”
Rich Howe	9,399,495	871,785	0
Charles Morgan	9,414,478	856,802	0
Joe Durrett	9,380,033	891,247	0

Proposal 2.  Ratification of the Appointment of Mayer Hoffman McCann P.C. as our independent registered public accounting firm:

“For”	“Against”	“Abstain”
9,422,330	843,260	5,690

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: June 26, 2012	By:	/s/ John Pisaris
John Pisaris, General Counsel